1933 Act File No. 2-10638
                                                         1940 Act File No. 811-5

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|

                           Pre-Effective Amendment No.                     |_|

                         Post-Effective Amendment No.78                    |X|

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT       |X|
                                     OF 1940

                                Amendment No. 78                           |X|

                        LORD ABBETT AFFILIATED FUND, INC.
                        ---------------------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                  --------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                   Paul A. Hilstad, Vice President & Secretary
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     ---------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)

|X|   on March 1, 1999 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a) (1)

|_|   on (date) pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to paragraph (a) (2)

|_|   on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord
Abbett

                                Affiliated Fund

Prospectus
March 1, 1999

[LOGO] LORD, ABBETT & CO.
       Investment Management
       FPO
A Tradition of Performance Through Disciplined Investing

            As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

            The Fund                    Page

What you should know about the fund

Goal/Approach                            2
Main Risks                               2
Past Performance                         3
Fees and Expenses                        3

         Your Investment

Information for managing your fund account

Purchases                                4
Opening Your Account                     6
Redemptions                              7
Distributions and Taxes                  7
Services For Fund Investors              8
Sales Charges and Service Fees           9
Management                               9

       For More Information

How to learn more about the fund

Other Investment Techniques              10
Glossary of Shaded Terms                 10
Recent Performance                       12

       Financial Information

Financial Highlights                     13
Broker Compensation                      15

How to learn more about the fund and other Lord Abbett funds

Back Cover

                                    The Fund

GOAL/APPROACH

      The fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Typically, in choosing stocks, we look for companies using a three-step process.

      o Quantitative research is performed on a universe of large, seasoned U.S. and multinational companies to identify those whose stocks we believe represent the best bargains.

      o Fundamental research is conducted to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

      o Business cycle analysis is used to assess the economic and interest-rate sensitivity of our portfolio. This analysis helps us assess how adding or deleting stocks changes our portfolio's overall sensitivity to economic activity and interest rates.

      We believe that investors purchase and redeem our shares to meet long-term financial objectives rather than to try to take advantage of short-term price fluctuations. If so, their needs are best served by an investment seeking capital appreciation with less fluctuations in market value than the Standard & Poor's Composite Index of 500 stocks ("S&P 500(R)"). For this reason, we try to keep our assets invested in securities which are selling at reasonable prices and, therefore, we are willing to forego some opportunities for gains when, in our judgment, they are too risky.

      We generally sell a stock when we think it is no longer a bargain, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.

      While typically fully invested, at times we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could have the effect of reducing the benefit from any upswing in the market and prevent the fund from realizing its investment objective.

MAIN RISKS

      While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

      Our performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing small-company stocks or growth stocks) because different types of stocks tend to shift in and out of favor depending on market and economic conditions. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large seasoned company bargain stocks could limit our downside risk because bargain stocks in theory are already underpriced and large seasoned company stocks tend to be less volatile than small company stocks. In the long run, we may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

      An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

We or the fund refers to Lord Abbett Affiliated Fund, Inc. (the "company") which operates under the supervision of its Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About the fund. This fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Bargain stocks are stocks of companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects.

Small-Company Stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.

Growth Stocks are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the fund and their risks.


2 / The Fund

                                                        ------------------------
                                                        Symbols: Class A - LAFFX
                                                                 Class B - LAFBX
                                                                 Class C - LAFCX

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

   [The following table was depicted as a bar chart in the printed material.]

1988    1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
12.8%   23.5%   -5.2%   22.0%   12.4%   13.2%    4.1%   31.7%   20.1%   25.2%   14.4%

Best Quarter: 17.10%                                            Worst Quarter -12.57%
=====================================================================================

The table below shows a comparison of the fund's class A, B, C and P average annual total return to that of the S&P 500(R) Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                   1 Year    5 Years   10 Years  Inception(i)  S&P 500(R)

A                        7.90%     17.30%     14.97%     12.67%        --
--------------------------------------------------------------------------------
B                        9.09%        --         --      20.94%     33.33(iii)
--------------------------------------------------------------------------------
C                       13.55%        --         --      22.48%     33.33(iii)
--------------------------------------------------------------------------------
P                       14.00%        --         --      11.35%     28.94(iv)
--------------------------------------------------------------------------------
S&P 500(R)Index(ii)     28.74%     24.08%     19.20%        --         --
--------------------------------------------------------------------------------

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i) The dates of inception for each class are: A - 1/1/50; B -8/1/96; C -8/1/96; and P -12/8/97.

(ii) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs or management fees.

(iii) Represents total return for the period 7/31/96 - 12/31/98, to correspond with class B and C inception dates.

(iv) Represents total return for the period 12/31/97 - 12/31/98, to correspond with class P inception date.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

================================================================================
Fee table
--------------------------------------------------------------------------------

                                                               Class A     Class B         Class C      Class P
Shareholder Fees (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                       5.75%       none            none         none
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")                  none        5.00%(2)(5)     1.00%(3)     none
---------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)(1)
---------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                               0.31%       0.31%           0.31%        0.31%
---------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1 Fees)(4)                         0.35%       1.00%           1.00%        0.45%
---------------------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                                0.09%       0.09%           0.09%        0.09%
---------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                         0.75%       1.40%           1.40%        0.85%
---------------------------------------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class                        1 Year     3 Years     5 Years      10 Years

Class A shares                      $647        $801        $968        $1,454
--------------------------------------------------------------------------------
Class B shares(5)                   $642        $743        $966        $1,499
--------------------------------------------------------------------------------
Class C shares                      $242        $443        $766        $1,682
--------------------------------------------------------------------------------
Class P shares                       $87        $271        $471        $1,051
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares                      $647        $801        $968        $1,454
--------------------------------------------------------------------------------
Class B shares(5)                   $142        $443        $766        $1,499
--------------------------------------------------------------------------------
Class C shares                      $142        $443        $766        $1,682
--------------------------------------------------------------------------------
Class P shares                       $87        $271        $471        $1,051
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) 5.00% if shares are redeemed before 1st anniversary of purchase, declining to 1.00% before 6th anniversary and eliminated on and after 6th anniversary.

(3)   1.00% if shares are redeemed before 1st anniversary of purchase.

(4) Because 12b-1 distribution fees (up to: 0.10%- class A; 0.75%- classes B and C; and 0.25%- class P) are paid out on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%, execpt 0.20%- class P.

(5) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                    The Fund / 3

                                Your Investment

PURCHASES

      This prospectus offers four classes of shares, class A, B, C and P. Although a fund may have more than one class of shares, these different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a CDSC in the case of the class B and C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

================================================================================
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                                   To Compute
                           As a % of              As a % of      Offering Price
Your Investment          Offering Price        Your Investment    Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000             5.75%                 6.10%            .9425
--------------------------------------------------------------------------------
$50,000 to $99,999            4.75%                 4.99%            .9525
--------------------------------------------------------------------------------
$100,000 to $249,999          3.75%                 3.90%            .9625
--------------------------------------------------------------------------------
$250,000 to $499,999          2.75%                 2.83%            .9725
--------------------------------------------------------------------------------
$500,000 to $999,999          2.00%                 2.04%            .9800
--------------------------------------------------------------------------------
$1,000,000 and over           No Sales Charge                       1.0000
--------------------------------------------------------------------------------

      Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following:

      o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

      o Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

      For more information on eligibility for these privileges, read the applicable sections in the attached application.

Share classes

Class A

o     normally offered with a front-end sales charge

Class B

o no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase

o     higher annual expenses than class A shares

o     automatically convert to class A shares after eight years

Class C

o     no front-end sales charge

o     higher annual expenses than class A shares

o a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

o available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program


4 / Your Investment

      Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following:

      o     purchases of $1 million or more *

      o     purchases by Retirement Plans with at least 100 eligible employees *

      o     purchases under a Special Retirement Wrap Program *

      o purchases made with dividends and distributions on class A shares of another Eligible Fund

      o purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares

      o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      o     purchases under a Mutual Fund Advisory Program

      o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

*     These categories may be subject to a Contingent Deferred Sales Charge
      ("CDSC").

      Class A Share CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

      o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

      Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------
Anniversary(1) of                               Contingent Deferred Sales Charge
the day on which the                            on redemption (as % of amount
purchase order was accepted                     subject to charge)

On                                   Before
--------------------------------------------------------------------------------
                                     1st                      5.0%
--------------------------------------------------------------------------------
1st                                  2nd                      4.0%
--------------------------------------------------------------------------------
2nd                                  3rd                      3.0%
--------------------------------------------------------------------------------
3rd                                  4th                      3.0%
--------------------------------------------------------------------------------
4th                                  5th                      2.0%
--------------------------------------------------------------------------------
5th                                  6th                      1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                        None
--------------------------------------------------------------------------------

(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

CDSC regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order:

1.    shares acquired by reinvestment of dividends and capital gains

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(Class A only)

o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


                                                             Your Investment / 5

      The class B share CDSC generally will be waived under any one of the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans (documentation may be required)

      o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

      o     death of the shareholder (natural person)

      o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

      Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue
      Code) which engage an investment professional providing or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.

OPENING YOUR ACCOUNT

      Minimum initial investment

      o     Regular account                                       $250

      o     Individual Retirement Accounts and
            403(b) Plans under the Internal
            Revenue Code                                          $250

      o     Uniform Gift to Minor Account                         $250

      For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

      Name of Fund
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


6 / Your Investment

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

DISTRIBUTIONS AND TAXES

      The fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. The fund expects that its dividends from investment income will be paid quarterly. If a capital gain distribution is declared, it will be paid annually. Your distributions will be reinvested in the fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of distributions is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability Of Distributions

Type of              Tax rate for taxpayer      Tax rate for taxpayer subject
distribution         subject to 15% bracket     to 28% bracket or above
--------------------------------------------------------------------------------
Income                                          Ordinary
dividends            15%                        income rate
--------------------------------------------------------------------------------
Short-term                                      Ordinary
capital gains        15%                        income rate
--------------------------------------------------------------------------------
Long-term
capital gains        10%                        20%
--------------------------------------------------------------------------------

      Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

      Annual Information. Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by the fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the fund's best interest to do so.

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


                                                             Your Investment / 7

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================
For investing

      Invest-A-Matic    You can make fixed, periodic investments ($50 minimum)
      (Dollar-cost      into your fund account by means of automatic money
      averaging)        transfers from your bank checking account. See the
                        attached application for instructions.

      Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

      Systematic        You can make regular withdrawals from most Lord Abbett
      Withdrawal        funds. Automatic cash withdrawals can be paid to you
      Plan ("SWP")      from your account in fixed or variable amounts. To
                        establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

      Class B shares    The CDSC will be waived on redemptions of up to 12% of
                        the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

      Class B           and Redemption proceeds due to a SWP for class B and
      C shares          class C shares will be redeemed in the order described
                        under "Contingent Deferred Sales Charges" under
                        "Purchases."
================================================================================

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


8 / Your Investment

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, the fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of the fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

MANAGEMENT

      The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

      The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .31 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

      Lord Abbett uses a team of portfolio managers and analysts acting together to manage the company's investments. Thomas Hudson Jr., Partner of Lord Abbett, heads the team, the senior members of which include Robert Morris, Partner of Lord Abbett, and Eli Salzman, Portfolio Manager. Messrs. Hudson and Morris each have been with Lord Abbett since 1982 and 1991, respectively. Mr Salzman joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp. since 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1986 to 1997.


                                                             Your Investment / 9

                              For More Information

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the fund and its risks.

      Foreign Securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign portfolio securities may trade on days when the fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices. The fund will not invest more than 10% of its net assets measured at the time of investment in foreign securities.

      High Yield Debt Securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. The fund will not invest more than 5% of its assets measured at the time of investment in high yield debt securities.

      Illiquid Securities. Securities not traded on the open market. Certain securities may be difficult or impossible to sell at the time and price the seller would like.The fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board to be liquid are not subject to this limitation, such as those purchased under Securities and Exchange Commission Rule 144A.

      Portfolio Securities Lending. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. The fund will limit its securities loans to 30% of its total assets.

      Selling Covered Call Options. A covered call option on stock gives the buyer of the option, upon payment of a premium to the seller (writer) of the option, the right to call upon the writer to deliver a specified number of shares of a stock owned by the writer on or before a fixed date at a predetermined price. The fund receives income based on receipt of the premium, it gives up participation in the appreciation of the stock above the predetermined price if it is called away by the buyer. The fund will limit covered call options on securities having an aggregate market value not to exceed 10% of the fund's gross assets.

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the fund and will be made in the form of cash or, if permitted, non-


10 / For More Information
      cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for the fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

      Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer,

Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe
      Executor of the Estate of
      John W. Doe

      [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                                NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                            AUTHORIZED SIGNATURE
                      (960)                             X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                             SR

o     In the case of the corporation - ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                                NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                            AUTHORIZED SIGNATURE
                      (960)                             X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                              SR


                                                       For More Information / 11
      including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

      During the past fiscal year, the stock market and the fund enjoyed returns above historical averages due to an environment of solid economic growth, low inflation and strong corporate profit gains. Throughout most of the period, the portfolio has been evenly diversified, but with a moderate overweighting in financial stocks. Furthermore, we have shifted our focus within this group of stocks towards insurance companies, which are benefiting from industry-wide consolidation and cost-cutting efforts.

Year 2000 issues. The fund could be adversely affected if the computers used by the fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on the fund, Lord Abbett is working to avoid such problems and has assurances from the fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful. Accordingly, the fund may be adversely affected.


12 / For More Information

                              For More Information

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

===================================================================================================================================
                                                                                       Class A Shares
                                                            -----------------------------------------------------------------------
                                                                                   Year Ended October 31,
Per Share Operating Performance:                             1998          1997          1996          1995          1994
Net asset value, beginning of year                          $14.84        $13.02        $11.98        $11.03        $11.26
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                        .24           .30           .30           .32           .31
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments             1.14          2.85          2.23          1.70           .38
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              1.38          3.15          2.53          2.02           .69
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                        (.27)         (.30)         (.30)         (.30)         (.32)
-----------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain                       (1.39)        (1.03)        (1.19)         (.77)         (.60)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                $14.56        $14.84        $13.02        $11.98        $11.03
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                              10.27%        25.80%        23.23%        20.46%         6.66%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses(d)                                                 0.63%         0.65%         0.66%         0.63%         0.63%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                       1.64%         2.15%         2.61%         2.90%         2.91%
===================================================================================================================================

                                                          Class B Shares                   Class C Shares            Class P Shares
                                                   -------------------------------   ------------------------------  --------------
                                                                                Year Ended October 31,
                                                   --------------------------------------------------------------------------------
Per Share Operating Performance:                    1998       1997      1996(b)      1998      1997      1996(b)        1998(b)
Net asset value, beginning of period               $14.84     $13.03     $11.88      $14.84    $13.02     $11.88         $14.24
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                               .14        .20       .060         .14       .22       .062            .18
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on securities     1.12       2.84      1.142        1.12      2.83      1.130            .27
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.26       3.04      1.202        1.26      3.05      1.192            .45
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income               (.15)      (.20)     (.052)       (.15)     (.20)     (.052)          (.16)
-----------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain               (1.39)     (1.03)        --       (1.39)    (1.03)        --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $14.56     $14.84    $13.03       $14.56    $14.84    $13.02          $14.53
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                      9.41%     24.78%    10.15%(c)     9.41%    24.88%    10.07%(c)        3.21%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses(d)                                        1.38%      1.42%     0.34%(c)     0.40%     1.34%     0.33%(c)        0.76%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                              0.87%      1.19%     0.27%(c)     0.85%     1.28%     0.25%(c)        1.21%
===================================================================================================================================

                                                                                     Year Ended October 31,
                                          -----------------------------------------------------------------------------------------
Supplemental Data For All Classes:           1998               1997               1996               1995               1994
Net Assets, end of year (000)             $8,520,603         $7,697,754         $6,100,665         $4,964,525         $4,229,586
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        56.49%             46.41%             47.06%             53.84%             51.48%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) From commencement of operations for each class of shares: August 1, 1996 (class B and C) and December 8, 1997 (class P).
(c)   Not annualized.
(d) The ratios for 1998 and 1997 includes expenses paid through an expense offset arrangement.
      See Notes to Financial Statements.


                                                      Financial Information / 13

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the S&P 500(R) Index, assuming reinvestment of all dividends and distributions.

                               [GRAPHIC OMITTED]

================================================================================
                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending October 31, 1998

                                    1 Year        5 Years     10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                           3.90%        15.65%            14.15%
--------------------------------------------------------------------------------
Class B(4)                           5.03%           --             18.27%
--------------------------------------------------------------------------------
Class C(5)                           9.41%           --             19.88%
--------------------------------------------------------------------------------
Class P(5)                             --            --              3.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs, management fees or sales charges.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998 using the SEC-required uniform method to compute such return. The inception date for class A shares is 1/1/50.

(4) The class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (for life of the class).

(5) The class C and P shares were first offered on 8/1/96 and 12/8/97, respectively. Performance is at net asset value.


14 / Financial Information

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                       FIRST YEAR COMPENSATION

                                           Front-end                                                                    Total
                                           sales charge            Dealer's                                         compensation(2)
                                           paid by investors       concession              Service fee(1)          (% of offering
Class A investments                        (% of offering price)   (% of offering price)   (% of net investment)        price)
====================================================================================================================================
Less than $50,000                                5.75%                  5.00%                   0.25%                    5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                                4.75%                  4.00%                   0.25%                    4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                              3.75%                  3.25%                   0.25%                    3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                              2.75%                  2.25%                   0.25%                    2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                              2.00%                  1.75%                   0.25%                    2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement
Plan - 100 or more eligible employees(3)
or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                         no front-end sales charge      1.00%                   0.25%                    1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that               no front-end sales charge      0.55%                   0.25%                    0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that              no front-end sales charge      0.50%                   0.25%                    0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                         no front-end sales charge      0.25%                   0.25%                    0.50%
====================================================================================================================================
Class B investments                                                Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      3.75%                   0.25%                    4.00%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      0.75%                   0.25%                    1.00%
====================================================================================================================================
Class P investments                                                Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      0.25%                   0.20%                    0.45%
====================================================================================================================================

                                                ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      none                    0.25%                    0.25%
====================================================================================================================================
Class B investments                                                      Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      none                    0.25%                    0.25%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      0.75%                   0.25%                    1.00%
====================================================================================================================================
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      0.25%                   0.20%                    0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly and for class A shares may not exceed 0.15% for shares sold prior to June 1, 1990. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears. Financial Information


                                                      Financial Information / 15

                       THIS PAGE INTENTIONALLY LEFT BLANK

      More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone. Call the funds at 800-426-1130

By mail.  Write to the funds at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co.
http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

Affiliated Fund                                                        LAA-1-399
                                                                       (3/99)
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

SEC file number: 811-5

--------------------------------------------------------------------------------
LORD ABBETT

Statement of Additional Information                                March 1, 1999
--------------------------------------------------------------------------------

                        Lord Abbett Affiliated Fund, Inc.
================================================================================

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 1999.

Lord Abbett Affiliated Fund, Inc. (referred to as "we" or the "Fund") was organized in 1934 and was reincorporated under Maryland law on November 26, 1975. The Fund has 2,000,000,000 shares of authorized capital stock consisting of five classes (A, B, C, P and Y), $0.001 par value. Only classes A, B, C and P are offered by this Statement of Additional Information. The Fund is an open-end, diversified management investment company. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. The 1998 Annual shareholder report is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

                  TABLE OF CONTENTS                        Page

              1.  Investment Policies                      2
              2.  Directors and Officers                   4
              3.  Investment Advisory and Other Services   7
              4.  Portfolio Transactions                   8
              5.  Purchases, Redemptions and
                  Shareholder Services                     9
              6.  Past Performance                         16
              7.  Taxes                                    17
              8.  Information About the Fund               18
              9.  Financial Statements                     18

                                       1.
                               Investment Policies

Fundamental Investment Restrictions. We will not change our investment objective mentioned in the Prospectus or the following fundamental investment restrictions without shareholder approval. If we determine that our objective can best be achieved by a change in any non-fundamental investment policy, strategy or restriction, we may make such change without shareholder approval by disclosing it in the prospectus or statement of additional information.

The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act)) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, the Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Act, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the
U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock; or
(11) pledge, mortgage or hypothecate its assets, however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

For the year ended October 31, 1998, the portfolio turnover rate was 56.44% versus 46.41% for the prior year.

Lending Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may allow to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker" a part of the interest received with respect to the investment of collateral received for securities loaned. No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities.

Rule 144A Securities. We may invest in securities qualifying for resale to "qualified institutional buyers" under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities. Investments by the Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities among qualified institutional buyers.

Other Investment Policies (which can be changed without shareholder approval) As stated in the Prospectus, we may write covered call options which are traded on a national securities exchange with respect to securities in our portfolio in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, we forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate our obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If we are unable to enter into a closing purchase transaction, we may be required to hold a security that we might otherwise have sold to protect against depreciation. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current Prospectus.

Risk Factors. As stated in the Prospectus, we may invest no more than 5% of our net assets (at the time of investment) in lower-rated, high-yield bonds. In general, the market for lower-rated, high-yield bonds is more limited than the market for higher-rated bonds, and because trading in such bonds may be thinner and less active, the market prices of such bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower-yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower-rated, high-yield bonds, Lord Abbett's research and analyses are an important ingredient in the selection of such bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madision Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                     For the Fiscal Year Ended October 31, 1998
                     ------------------------------------------
         (1)                   (2)                 (3)                    (4)

                                           Pension or             For Year Ended
                                           Retirement Benefits    December 31, 1998
                                           Accrued by the         Total Compensation
                           Aggregate       Fund and               Accrued by the Fund
                           Compensation    All Other Lord         and All Other Lord
                           Accrued by      Abbett-sponsored       Abbett-sponsored
Name of Director           the Fund(1)     Funds(2)               Funds(3)
----------------           ------------    -------------------    -------------------
E. Thayer Bigelow          $24,154         $17,068                $57,400
William H. T. Bush*        $ 6,971         $     0                $27,500
Robert B. Calhoun, Jr.**   $ 9,506         $     0                $33,500

Stewart S. Dixon           $23,766         $32,190                $56,500
John C. Jansing            $23,449         $45,085                $55,500
C. Alan MacDonald          $23,440         $30,703                $55,000
Hansel B. Millican, Jr     $23,449         $37,747                $55,500
Thomas J. Neff             $23,871         $19,853                $56,500

*     Elected as of August 13, 1998.
**    Elected as of June 17, 1998.

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998 The amounts of the aggregate compensation payable by the Fund as of October 31, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $105,839; Mr. Bush, $ 0 , Mr. Calhoun, Jr. $6,971, Mr. Dixon, $ 455,675; Mr. Jansing, $ 455,675; Mr.
      MacDonald, $ 258,267; Mr. Millican, $ 460,231 and Mr. Neff, $456,571. If
      the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of October 31, 1998, each would own, the
      following: Mr. Bigelow,    shares; Mr. Dixon,    shares; Mr. Jansing,
         shares; Mr. McDonald,    shares; Mr. Millican,    shares; and Mr. Neff,
         shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, Hudson, Morris and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice President:

W. Thomas Hudson, Jr. age 57

Vice Presidents:

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 47

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56

Robert G. Morris, age 54

A. Edward Oberhaus III, age 39

Keith F. O'Connor, age 43

Eli M. Salzmann, age 34

John J. Walsh, age 62

Treasurer:

Donna M. McManus, age 38 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of February 12, 1999 our officers and directors, as a group, owned less than 1% of our outstanding shares. As of February 12, 1999 there were no record holders of 5% or more of the Fund's outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the seventeen general partners of Lord Abbett are officers and/or directors of the Fund and are identified as follows: Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Robert G. Morris and John J. Walsh. The other general partners of Lord Abbett who are neither officers nor directors of the Fund are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen J. McGruder, Michael McLaughlin, Robert J. Noelke, Robert M. Pennington, and Christopher J. Towle. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Management." Under the Management Agreement, we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of our net assets not in excess of $200,000,000; .4 of 1% of the portion in excess of $200,000,000, but not in excess of $500,000,000; .375 of 1% of the portion in excess of $500,000,000, but not in excess of $700,000,000; .35 of 1% of the portion in excess of $700,000,000, but not in excess of $900,000,000; and .3 of 1% of the portion in excess of $900,000,000. This fee is allocated among Class A, B and C based on the classes' proportionate shares of such average daily net assets.

For the fiscal years ended October 31, 1998, 1997 and 1996, the management fees paid to Lord Abbett by the Fund amounted to $26,317,934, $22,192,209 and $17,683,694 respectively.

We pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett Distributor LLC serves as the principal underwriter for the Fund.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform auditing services for the Fund including the audits of financial statements included in our Annual Report to Shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, 10286, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

United Missouri Bank of Kansas City, N.A. Tenth and Grand Kansas City, Missouri, 64141, acts as the transfer agent and dividend dispersing agent for each Fund.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of Lord Abbett to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended October 31, 1998, 1997 and 1996, we paid total commissions to independent dealers of $12,832,030, $7,681,037 and $5,897,259, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The maximum offering price of our Class A shares on October 31, 1998 was computed as follows:

Net asset value per share (net assets divided by
    shares outstanding)......................................$14.56

Maximum offering price per share (net asset value
    divided by .9425)........................................$15.45

The net asset value per share for the Class B and Class C shares will be determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares will be sold at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Lord Abbett Distributor is obligated to distribute our shares on a best effort basis. Our shares are offered on a continuous basis. For the last three fiscal years, Lord Abbett Distributor, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                         Year Ended October 31, 1998
                                         ---------------------------

                                   1998              1997             1996
                                   ----              ----             ----
Gross sales charge             $21,698,908       $16,853,194       $15,464,565
Amount allowed to dealers      $18,696,650       $14,522,076       $13,701,148
                               -----------       -----------       -----------

Net commissions
received by
Lord Abbett                    $ 3,002,258       $ 2,331,118       $ 1,763,417
                               ===========       ===========       ===========

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors five different classes of shares. This Statement of Additional Information offers four of those classes designated Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 33 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan". Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B, C and P Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of four Fund Classes: the "A Plan", the "B Plan" , the "C Plan", and the "P Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $18,728,615 under the A Plan, $2,476,427 under the B Plan , $939,042 under the C Plan and $ 744 Class P Plan. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares. As stated in the Prospectus, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                              Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted         on Redemptions (As % of Amount Subject to Charge)
Before the 1st........................................................5.0%
On the 1st, before the 2nd............................................4.0%
On the 2nd, before the 3rd............................................3.0%
On the 3rd, before the 4th............................................3.0%
On the 4th, before the 5th............................................2.0%
On the 5th, before the 6th ...........................................1.0%
On or after the 6th anniversary.......................................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue or investments in another fund participating in the program. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts and Lord Abbett Equity Fund ("LAEF") which is not issuing shares.

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementary by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the last one, five and ten fiscal years ending on October 31, 1998 are as follows: 3.90%, 15.65% and 14.15%, respectively, for the Fund's Class A shares. For the fiscal year ending on October 31, 1998 and for the period since inception, August 1, 1996, the average annual compounded rate of total return 5.03 % and 18.27%, respectively, for the Fund's Class B shares. For the fiscal year ending October 31, 1998 and for the period since inception, August 1, 1996, the average annual compounded rate of total return was 9.41% and 9.88%, respectively, for the Fund's Class C shares.

Our yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1998 the yield for the Class A shares of Fund was 1.55%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The writing of call options and other investment techniques and practices which the Fund may utilize, as described above under "Investment Policies," may affect the character and timing of the recognition of gains and losses by the Fund. In particular, such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options.

The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies" it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1998 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 1998 Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C      OTHER INFORMATION

Item 23     Exhibits

            (a) Articles of Incorporation, Articles Supplementary. Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on March 2, 1998.

            (b) By-Laws. Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on December 18, 1998.

            (c) Instruments Defining Rights of Security Holders. Incorporated by reference.

            (d) Investment Advisory Contracts, Management Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Lord Abbett Equity Fund, Inc. (File No. 811-6033).

            (e)   Underwriting Contracts. Incorporated by reference.

            (f) Bonus or Profit Sharing Contracts. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Lord Abbett Securities Trust (File No. 811-7538).

            (g)   Custodian Agreements. Incorporated by reference.

            (h)   Other Material Contracts. Incorporated by reference.

            (i)   Legal Opinion. Incorporated by reference.

            (j) Other Opinions. Consent of Independent Auditors. Incorporated by referenced to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on December 18, 1998.

            (k)   Omitted Financial Statements. Incorporated by reference.

            (l)   Initial Capital Agreements. Incorporated by reference.

            (m) Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Lord Abbett Research Fund, Inc. (File No. 811-6650).

            (n)   Financial Data Schedule.

            (o) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Lord Abbett Bond-Debenture Fund, Inc. (File No. 811-2145).

Item 24     Persons Controlled by or Under Common Control with the Fund

            None.

Item 25     Indemnification

            Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of the directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

            The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of
            Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

            In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26     Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of September 30, 1998. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, or partner of any entity.

Item 27     Principal Underwriters

      (a)   Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett Series Fund, Inc.
            Lord Abbett U.S. Government Money Market Fund, Inc.
            Lord Abbett Equity Fund
            Lord Abbett Tax-Free Income Trust
            Lord Abbett Securities Trust
            Lord Abbett Investment Trust
            Lord Abbett Research Fund, Inc.

            Investment Advisor

            American Skandia Trust (Lord Abbett Growth & Income Portfolio)

      (b)   The partners of Lord, Abbett & Co. are:

            Name and Principal            Positions and Offices
            Business Address (1)          with Registrant
            --------------------          ---------------
            Robert S. Dow                 Chairman and President
            Paul A. Hilstad               Vice President & Secretary
            Zane E. Brown                 Vice President
            Daniel E. Carper              Vice President
            W. Thomas Hudson, Jr.         Executive Vice President
            Robert G. Morris              Vice President
            John J. Walsh                 Vice President

            The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, John
            E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen J. McGruder, Michael McLaughlin, Robert J. Noelke, R. Mark Pennington and Christopher Towle.

            Each of the above has a principal business address:
            767 Fifth Avenue, New York, NY 10153

      (c)   Not applicable

Item 28     Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29     Management Services

            None

Item 30     Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of February, 1999.

                                            BY: /s/ Thomas F. Konop
                                                --------------------------------
                                                Thomas F. Konop
                                                Vice President

                                            LORD ABBETT AFFILIATED FUND, INC.

                                POWER OF ATTORNEY

      Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Thomas F. Konop, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                           Title                        Date
----------                           -----                        ----

                              Chairman, President
/s/ Robert S. Dow*             and Director/Trustee         February 23, 1999
---------------------------   ---------------------         -----------------
Robert S. Dow


/s/ E. Thayer Bigelow*        Director/Trustee              February 23, 1999
---------------------------   ---------------------         -----------------
E. Thayer Bigelow


/s/ William H. T. Bush*       Director/Trustee              February 23, 1999
---------------------------   ---------------------         -----------------
William H. T. Bush


/s/ Robert B. Calhoun, Jr*.   Director/Trustee              February 23, 1999
---------------------------   ---------------------         -----------------
Robert B. Calhoun, Jr.


/s/ Stewart S. Dixon*         Director/Trustee              February 23, 1999
---------------------------   ---------------------         -----------------
Stewart S. Dixon


/s/ John C. Jansing*          Director/Trustee              February 23, 1999
---------------------------   ---------------------         -----------------
John C. Jansing


/s/ C. Alan MacDonald*        Director/Trustee              February 23, 1999
---------------------------   ---------------------         -----------------
C. Alan MacDonald


/s/ Hansel B. Millican, Jr*.  Director/Trustee              February 23, 1999
---------------------------   ---------------------         -----------------
Hansel B. Millican, Jr.


/s/ Thomas J. Neff*           Director/Trustee              February 23, 1999
---------------------------   ---------------------         -----------------
Thomas J. Neff


*BY: /s/ Thomas F. Konop
     -------------------
     Thomas F. Konop
     Attorney-in-Fact

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                      Lord Abbett Mid-Cap Value Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                          Lord Abbett Securities Trust

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

         Lord Abbett U.S. Government Securities Money Market Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Series Fund, Inc.

                          Lord Abbett Equity Fund, Inc.